UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013 (December 10, 2013)

CELL THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	001-12465	91-1533912
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3101 Western Avenue, Suite 600 Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

(206) 282-7100

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On December 10, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of Cell Therapeutics, Inc. (the “Company”) approved fiscal year-end cash incentive awards for 2013 for each of the Company’s named executive officers currently employed with the Company in the amounts set forth below, in each case based on the achievement of certain 2013 goals and objectives of the Company and the Committee’s review and subjective assessment of the performance and contributions of each of the named executive officers during 2013.

Name and Principal Position	Bonus
James A. Bianco, M.D. President and Chief Executive Officer	$682,500

Louis A. Bianco Executive Vice President, Finance and Administration	$216,000

Jack W. Singer, M.D. Executive Vice President, Global Medical Affairs and Translational Medicine	$203,500

Matthew Plunkett, Ph.D. Executive Vice President, Corporate Development	$260,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELL THERAPEUTICS, INC.
(Registrant)

	By:	/s/ James A. Bianco, M.D.

Date: December 13, 2013		James A. Bianco, M.D.
President and Chief Executive Officer